                                                                    EXHIBIT 23.1

             INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM'S CONSENT

We consent to the incorporation by reference in Registration Statement No.
333-130168 on Form S-8 of our report dated March 29, 2011, relating the financial statements of InkSure Technologies Inc. , appearing in this Annual
Report on Form 10-K of InkSure Technologies Inc. for the year ended December 31,
2010.

Brightman Almagor Zohar & Co.
Certified Public Accountants,
A member firm of  Deloitte Touche Tohmatsu

Tel Aviv, Israel
March 29, 2011